SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         August 4, 2005 (August 1, 2005)
                Date of Report (Date of earliest event reported)


                        REDHOOK ALE BREWERY, INCORPORATED
               (Exact Name of Registrant as Specified in Charter)


       Washington                      0-26542                  91-1141254
(State or Other Jurisdiction    (Commission file number)     (I.R.S. Employer
     of Incorporation)                                       Identification No.)


                        14300 NE 145th Street, Suite 210
                          Woodinville, Washington 98072
               (Address of Principal Executive Offices, Zip Code)


                                 (425) 483-3232
              (Registrant's Telephone Number, Including Area Code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01. Entry into a Material Definitive Agreement

On July  31,  2005,  the  employment  agreement  between  Redhook  Ale  Brewery,
Incorporated (the "Company") and Allen L. Triplett, Vice-President Brewing, expired according to its terms. Commencing August 1, 2005, Mr. Triplett will continue with the Company as an "at-will" employee. Mr. Triplett's base salary, benefits and bonus arrangements will remain the same.

On July 31, 2005,  the  employment  agreement  between the Company and Gerard C.
Prial, Vice-President East Coast Operations, expired according to its terms. Commencing August 1, 2005, Mr. Prial will continue with the Company as an "at-will" employee. Mr. Prial's base salary, benefits and bonus arrangements will remain the same.




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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         REDHOOK ALE BREWERY,
                                         INCORPORATED



Dated August 4, 2005                By: /s/ LORRI L. JONES
                                        ----------------------------
                                          Lorri L. Jones
                                          Controller and Treasurer
                                          Principal Accounting Officer




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